SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): August 7, 2002

                          The Warnaco Group, Inc.
             (Exact Name of Registrant as Specified in Charter)

                                  Delaware
               (State or Other Jurisdiction of Incorporation)


          1-10857                                      95-4032739
 (Commission File Number)                  (IRS Employer Identification No.)


                   90 Park Avenue
                    New York, NY                             10016
      (Address of Principal Executive Offices)            (Zip Code)

     Registrant's telephone number, including area code: (212) 661-1300

                               Not Applicable
       (Former name or former address, if changed since last report)



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

                 Exhibit No.          Description

                  99.1                Certification of CEO and CFO pursuant
                                      to 18 U.S.C. Section 1350, as adopted
                                      pursuant to Section 906 of the Sarbanes-
                                      Oxley Act of 2002

Item 9.  Regulation FD Disclosure.

         On August 7, 2002, each of the Chief Executive Officer, Antonio C. Alvarez II, and Chief Financial Officer, James P. Fogarty, of The Warnaco Group, Inc. executed a Certification of CEO and CFO pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the Certification is attached hereto as Exhibit 99.1.




                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2002
                                       The Warnaco Group, Inc.


                                       By:   /s/ Stanley P. Silverstein
                                          -----------------------------------
                                       Name:  Stanley P. Silverstein
                                       Title: Vice President, General Counsel
                                              and Secretary